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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 26, 1999 appearing in the Peregrine Systems, Inc. Form 10-K for the year ended March 31, 1999.

                                            /s/ ARTHUR ANDERSEN LLP

San Diego, California
April 24, 2000